SED INTERNATIONAL HOLDINGS, INC.

                       1999 STOCK OPTION PLAN

                          TABLE OF CONTENTS


ARTICLE 1
     Purpose . . . . . . . . . . . . . . . . . . . . . . . Page 1
          1.1  General Purpose  . . . . . . . . . . . . .  Page 1
          1.2  Intended Tax Effects of Stock Rights   . .  Page 1

ARTICLE 2
     Definitions . . . . . . . . . . . . . . . . . . . . . Page 1
          2.1  1933 Act  . . . . . . . . . . . . . . . . . Page 1
          2.2  1934 Act  . . . . . . . . . . . . . . . . . Page 1
          2.3  Beneficiary . . . . . . . . . . . . . . . . Page 1
               (a)  Designation of Beneficiary . . . . . . Page 1
               (b)  No Designated Beneficiary  . . . . . . Page 2
               (c)  Designation of Multiple Beneficiaries. Page 2
          2.4  Board . . . . . . . . . . . . . . . . . . . Page 2
          2.5  Cause . . . . . . . . . . . . . . . . . . . Page 2
          2.6  Change of Control . . . . . . . . . . . . . Page 2
               (a)  Acquisition By Person of Substantial
                    Percentage of the Company's Voting
                    Power. . . . . . . . . . . . . . . . . Page 2
               (b)  Substantial Change of Board Members. . Page 2
               (c)  Disposition of Assets. . . . . . . . . Page 2
               (a)  Acquisition By Person of Substantial
                    Percentage of a Subsidiary's Voting
                    Power  . . . . . . . . . . . . . . . . Page 3
               (e)  Disposition of Assets of a Subsidiary. Page 3
          2.7  Code. . . . . . . . . . . . . . . . . . . . Page 4
          2.8  Committee . . . . . . . . . . . . . . . . . Page 4
          2.9  Common Stock. . . . . . . . . . . . . . . . Page 4
          2.10 Company . . . . . . . . . . . . . . . . . . Page 5
          2.11 Consultant. . . . . . . . . . . . . . . . . Page 5
          2.12 Director. . . . . . . . . . . . . . . . . . Page 5
          2.13 Disability. . . . . . . . . . . . . . . . . Page 5
          2.14 Effective Date. . . . . . . . . . . . . . . Page 5
          2.15 Fair Market Value . . . . . . . . . . . . . Page 5
              (a)  Stock Listed and Shares Traded. . . . . Page 5
              (b)  Stock Listed But No Shares Traded . . . Page 5
              (c)  Stock Not Listed  . . . . . . . . . . . Page 6
          2.16 NQSO. . . . . . . . . . . . . . . . . . . . Page 6
          2.17 Option. . . . . . . . . . . . . . . . . . . Page 6
          2.18 Option Agreement. . . . . . . . . . . . . . Page 6
          2.19 Option Price. . . . . . . . . . . . . . . . Page 6

          2.20 Optionee. . . . . . . . . . . . . . . . . . Page 6
          2.21 Person. . . . . . . . . . . . . . . . . . . Page 6
          2.22 Plan. . . . . . . . . . . . . . . . . . . . Page 6
          2.23 Recipient . . . . . . . . . . . . . . . . . Page 6
          2.24 Restricted Stock. . . . . . . . . . . . . . Page 6
          2.25 Restriction Agreement . . . . . . . . . . . Page 7
          2.26 Stock Rights. . . . . . . . . . . . . . . . Page 7

ARTICLE 3
     Administration  . . . . . . . . . . . . . . . . . . . Page 7
          3.1  General Administration. . . . . . . . . . . Page 7
          3.2  Appointment . . . . . . . . . . . . . . . . Page 7
          3.3  Organization. . . . . . . . . . . . . . . . Page 7
          3.4  Indemnification . . . . . . . . . . . . . . Page 8

ARTICLE 4
     Stock   . . . . . . . . . . . . . . . . . . . . . . . Page 8

ARTICLE 5
     Eligibility to Receive and Grant of Stock Rights. . . Page 8
          5.1  Individuals Eligible for Grants of Stock
               Rights. . . . . . . . . . . . . . . . . . . Page 8
          5.2  Grants of Stock Rights. . . . . . . . . . . Page 9
          5.3  Restriction on Grant of Stock Options . . . Page 9

ARTICLE 6
     Terms and Conditions of Options . . . . . . . . . . . Page 9
          6.1  Requirement of Option Agreement . . . . . . Page 9
          6.2  Optionee and Number of Shares . . . . . . .Page 10
          6.3  Vesting . . . . . . . . . . . . . . . . . .Page 10
          6.4  Option Price. . . . . . . . . . . . . . . .Page 10
          6.5  Terms of Options. . . . . . . . . . . . . .Page 10
          6.6  Terms of Exercise . . . . . . . . . . . . .Page 11
          6.7  Method of Exercise. . . . . . . . . . . . .Page 11
          6.8  Medium and Time of Payment. . . . . . . . .Page 11
          6.9  Effect of Termination of Employment,
               Disability or Death. . . . . . . . . . . . Page 12
               (a)  Termination of Employment . . . . . . Page 12
               (b)  Termination of Employment by Company
                    Without Cause . . . . . . . . . . . . Page 13
               (c)  Disability. . . . . . . . . . . . . . Page 13
               (b)  Death . . . . . . . . . . . . . . . . Page 13
          6.10 Restrictions on Transfer and Exercise of
               Options. . . . . . . . . . . . . . . . . . Page 13
          6.11 Rights as a Stockholder . . . . . . . . . .Page 14

          6.12 No Obligation to Exercise Option. . . . . .Page 14
          6.13 Acceleration. . . . . . . . . . . . . . . .Page 14

ARTICLE 7
     Terms and Conditions of Restricted Stock Awards . .  Page 14
          7.1  Requirement of Restriction Agreement. . .  Page 14
          7.2  Effect of Grant of Restricted Stock . . .  Page 14
          7.3  Restricted Stock Recipient and Number
               of Shares . . . . . . . . . . . . . . . .  Page 14
          7.4  Restrictions on Stock . . . . . . . . . . .Page 14
          7.5  Delivery of Restricted Stock. . . . . . . .Page 15
          7.6  Termination of Service. . . . . . . . . . .Page 16
          7.7  Restrictions on Transfer. . . . . . . . . .Page 17
          7.8  Rights as a Stockholder . . . . . . . . . .Page 17
          7.9  Acceleration. . . . . . . . . . . . . . . .Page 17
          7.10 Restrictions on Grants. . . . . . . . . . .Page 17

ARTICLE 8
     Adjustments Upon Changes in Capitalization. . . . . .Page 17
          8.1  Recapitalization. . . . . . . . . . . . . .Page 17
          8.2  Reorganization. . . . . . . . . . . . . . .Page 18
          8.3  Dissolution and Liquidation . . . . . . . .Page 18
          8.4  Limits on Adjustments . . . . . . . . . . .Page 18

ARTICLE 9
     Agreement by Optionee or Recipient and Securities
     Registration. . . . . . . . . . . . . . . . . . . . .Page 19
          9.1  Agreement . . . . . . . . . . . . . . . . .Page 19
          9.2  Registration. . . . . . . . . . . . . . . .Page 19

ARTICLE 10
     Effective Date . . . . . . . . . . . . . . . . . . . Page 20

ARTICLE 11
     Amendment and Termination. . . . . . . . . . . . . . Page 20
          11.1 Amendment and Termination By the Board. . .Page 20
          11.2 Restrictions on Amendment and Termination .Page 20

ARTICLE 12
     Miscellaneous Provisions . . . . . . . . . . . . . . Page 20
          12.1 Application of Funds. . . . . . . . . . . .Page 20
          12.2 Notices . . . . . . . . . . . . . . . . . .Page 21
          12.3 Term of Plan. . . . . . . . . . . . . . . .Page 21
          12.4 Governing Law . . . . . . . . . . . . . . .Page 21

          12.5 Additional Provisions By Committee. . . . .Page 21
          12.6 Plan Document Controls. . . . . . . . . . .Page 21
          12.7 Gender and Number . . . . . . . . . . . . .Page 21
          12.8 Headings. . . . . . . . . . . . . . . . . .Page 21
          12.9 Legal References. . . . . . . . . . . . . .Page 21
          12.10 No Rights to Employment or to Perform
                Services. . . . . . . . . . . . . . . . . Page 21
          12.11 Unfunded Arrangement  . . . . . . . . . . Page 21

                 SED INTERNATIONAL HOLDINGS, INC.

                      1999 STOCK OPTION PLAN

                           ARTICLE 1
                            Purpose

     1.1 General Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging employees, Directors and Consultants of the Company to obtain a proprietary interest in the Company. The Company intends that the Plan will provide such persons with an added incentive to continue in the employ of the Company, or to continue to serve as a Director or Consultant, as applicable, and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The
Company also intends that the Plan will afford the Company a means of attracting to its service persons of outstanding quality.

     1.2 Intended Tax Effects of Stock Rights. The tax effects of any NQSO or Restricted Stock granted hereunder should be determined under Code Paragraph 83.


                            ARTICLE 2
                           Definitions

     The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

     2.1  1933 Act shall mean the Securities Act of 1933, as amended.

     2.2 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     2.3 Beneficiary shall mean, with respect to an Optionee, or Restricted Stock Recipient, the individual or individuals to whom the Optionee's Options or Restricted Stock Recipient's Restricted Stock shall be transferred upon the Optionee's or Restricted Stock
Recipient's death (i.e., the Optionee's or Restricted Stock
Recipient's Beneficiary).

               (a) Designation of Beneficiary. An Optionee's or Restricted Stock Recipient's Beneficiary shall be the individual who is last designated in writing by the Optionee or Restricted Stock Recipient as such Optionee's or Restricted Stock Recipient's Beneficiary hereunder. An Optionee or Restricted Stock Recipient shall designate his or her original

     Beneficiary in writing on his or her Option Agreement or Restricted Stock Agreement. Any subsequent modification of the Optionee's or Restricted Stock Recipient's Beneficiary shall be in a written executed and notarized letter addressed to the Company and shall be effective when it is received and accepted by the Committee, as determined in the Committee's sole discretion.

               (b) No Designated Beneficiary. If, at any time, no Beneficiary has been validly designated by an Optionee or Restricted Stock Recipient, or the Beneficiary designated by the Optionee or Restricted Stock Recipient is no longer living at the time of the Optionee's or Restricted Stock Recipient's death, then the Optionee's or Restricted Stock Recipient's Beneficiary shall be deemed to be the Optionee's estate.

               (c) Designation of Multiple Beneficiaries. An Optionee or Restricted Stock Recipient may not designate more than one individual as a Beneficiary. To the extent that a designation purports to designate more than one individual as a Beneficiary, the designation shall be null and void.

     2.4 Board shall mean the Board of Directors of SED International Holdings, Inc.

     2.5 Cause shall mean an act or acts by an individual involving the commission of a felony, willful misconduct, fraud, embezzlement, dishonesty, breach of fiduciary duty or violation or breach of a written employment or consulting agreement or of Company policy as described in a Company employee handbook, any of which acts cause the Company material damage, as determined by the Committee in its sole discretion.

     2.6 Change of Control shall mean the occurrence of any one of the following events:

               (a) Acquisition By Person of Substantial Percentage of the Company's Voting Power. Any individual, corporation, partnership, Group, association or other person or entity, together with his, its or their Affiliates and Associates, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, hereafter becomes the Beneficial Owner of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors;

               (b)  Substantial Change of Board Members.  The
     Continuing Directors of the Company shall at any time fail to constitute a majority of the members of the Board of Directors of the Company;

               (c) Disposition of Assets. All or substantially all of the assets of the Company are sold, conveyed, transferred or otherwise disposed of, whether through one event or a series of related events, without being Duly Approved by the Continuing Directors of the Company;

               (d) Acquisition By Person of Substantial Percentage of a Subsidiary's Voting Power. Any individual, corporation, partnership, Group, association or other person or entity, together with his, its or their Affiliates and Associates, other than the Company, directly or indirectly, or a trustee or other fiduciary holding securities under an employee benefit plan of a Subsidiary, hereafter becomes the beneficial owner of securities of that Subsidiary representing thirty percent (30%) or more of the combined voting power of that Subsidiary's then outstanding securities entitled to vote generally in the election of directors without being Duly Approved by the Continuing Directors of that Subsidiary; or

               (e) Disposition of Assets of a Subsidiary. All or substantially all of the assets of a Subsidiary are sold, conveyed, transferred or otherwise disposed of, whether through one event or a series of related events, without being Duly Approved by the Continuing Directors of that Subsidiary.

     For purposes of this Section 2.6 only, the following definitions apply:

     Affiliate or Affiliated means any person, firm, corporation, partnership, association or entity, either directly or indirectly, that controls, is controlled by, or is under common control with a specified person, firm, corporation, partnership, association or entity.

     Associate means (1) any corporation, partnership or other entity of which a specified person is an officer or partner, or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities thereof, (2) any trust or estate in which the specified person has a substantial beneficial interest or as to which the specified person serves as trustee or in a similar fiduciary capacity, (3) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person, and (4) any person who is a trustee, officer or partner of such specified person or of any corporation, partnership or other entity that is an Affiliate of such specified person.

     Beneficial Owner shall be defined by reference to Rule 13d-3 under the 1934 Act as such Rule is in effect on the Effective Date; provided, however, that any individual, corporation, partnership, Group, association or other person or entity which, directly or indirectly, owns or has the right to acquire any of the Company's or a Subsidiary's outstanding securities entitled to vote generally in the election of directors at any time in the future, whether such right is contingent, absolute, direct or indirect, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options or otherwise, shall be deemed the Beneficial Owner of such securities.

     Company means SED International Holdings, Inc.

     Continuing Director means a director who either was a member of the Board of Directors of either the Company or a Subsidiary, as the case may be, on the Effective Date, or who becomes a member of the Board of Directors of either the Company or a Subsidiary, as the case may be, subsequent to such date and whose election or nomination for election by the Board of Directors of that company was Duly Approved by the Continuing Directors of that company at the time of such election or nomination, either by a specific vote or by approval of the proxy statement issued by the company on behalf of the Board of Directors of the company in which such person is named as a nominee for director.

     Duly Approved by the Continuing Directors means an action approved by the vote of at least a majority of the Continuing Directors then on the Board of Directors of either the Company or a Subsidiary, as the case may be; provided, however, if the votes of such Continuing Directors in favor of such action would be insufficient to constitute an act of the entire Board of Directors of that company as if a vote by all of its members had been taken, or if the number of persons constituting the Continuing Directors of that company shall be equal to or less than three, then the term Duly Approved by the Continuing Directors shall mean an action approved by the unanimous vote of the Continuing Directors then on the Board of Directors of that company.

     Group means persons who act in concert as described in Section 13(d)(3) of the 1934 Act as in effect on the date hereof.

     Subsidiary means SED International, Inc., a Georgia corporation, and each other subsidiary which is majority-owned by the Company, whether directly or indirectly.

     2.7 Code shall mean the Internal Revenue Code of 1986, as amended.

     2.8 Committee shall mean the committee appointed by the Board to administer and interpret the Plan in accordance with Article 3 below.

     2.9 Common Stock shall mean the common stock, par value $.01 per share, of SED International Holdings, Inc.

     2.10 Company shall mean SED International Holdings, Inc., a
Georgia corporation, and shall also mean any parent or subsidiary corporation of SED International Holdings, Inc. unless otherwise specified.

     2.11 Consultant shall mean an individual who is performing services for the Company pursuant to an agreement with the Company.

     2.12 Director shall mean an individual who is serving as a member of the Board or who is serving as a member of the board of directors of a parent or subsidiary corporation of the Company.

     2.13 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

     2.14 Effective Date shall mean the date on which this Plan is adopted by the Board.

     2.15 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

               (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on The Nasdaq National Market on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or The Nasdaq National Market on the trading date immediately preceding the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the trading date immediately preceding the date of determination.

               (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on The Nasdaq National Market but no shares of the Common Stock were traded on the date specified in Section 2.15(a) above but there were shares traded on a date within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock were traded on the date specified in Section 2.15(a) above (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on a date within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

               (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on The Nasdaq National Market or is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

     2.16 NQSO shall mean an option to which Code Paragraph 421
(relating generally to certain incentive stock options under Code
Paragraph 422(b) and other options) does not apply.

     2.17 Option shall mean NQSOs granted to individuals pursuant to the terms and provisions of this Plan.

     2.18 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

     2.19 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.

     2.20 Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

     2.21 Person shall mean any individual, organization, corporation, partnership or other entity.

     2.22 Plan shall mean this SED International Holdings, Inc. 1999 Stock Option Plan.

     2.23 Recipient shall mean an individual who is granted Restricted Stock pursuant to the terms and provisions of this Plan.

     2.24 Restricted Stock shall mean Common Stock subject to a Restriction Agreement between the Recipient and the Company, whereby the Recipient has immediate rights of ownership in the shares of Common Stock underlying the award but such shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Restriction

Agreement and are subject to forfeiture by the Recipient until the earlier of (a) the time such restrictions lapse or are satisfied, or
(b) the time such shares are forfeited.

     2.25 Restriction Agreement shall mean a written agreement, executed and dated by the Company and a Recipient, evidencing restrictions placed on the ownership of Restricted Stock by a Recipient.

     2.26 Stock Rights shall mean Options and/or Restricted Stock.


                           ARTICLE 3
                          Administration

     3.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements or Restriction Agreements (as applicable) by which Stock Rights shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

     3.2 Appointment. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors. Each director serving on the Committee must be a "non-employee director." To be a non-employee director, the director must not (i) be an employee or officer of the Company, (ii) have received compensation directly or indirectly as a consultant or in any non-director capacity, or have an interest in any transaction of the Company, for which disclosure would be required under Item 404(a) of Regulation S-K of the 1934 Act, or (iii) have been engaged through another entity in a business relationship with the Company for which disclosure would be required under Item 404(b) of Regulation S-K of the 1934 Act. The requirements of this subsection are intended to comply with the "non-employee director rule" of Rule 16b-3 under Section 16 of the 1934 Act or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner.

     3.3 Organization. The Board or the Committee may select one of the Committee's members as chairman of the Committee. The Committee shall hold its meetings at such times, in such manner, and at such places as the Committee or its chairman shall deem advisable. A majority of the members of the Committee shall constitute a quorum, and such majority shall determine the Committee's actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

     3.4 Indemnification. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Rights granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.


                            ARTICLE 4
                              Stock

     The stock subject to the Stock Rights and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of
Article 8, the total number of shares of Common Stock which may be granted to, or for which Options may be granted to, persons participating in the Plan shall not exceed in the aggregate 1,400,000 shares of Common Stock, subject to adjustment as provided herein. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option or shares of Restricted Stock returned to the Company by forfeiture again may become subject to Stock Rights under the Plan.


                            ARTICLE 5
         Eligibility to Receive and Grant of Stock Rights

     5.1 Individuals Eligible for Grants of Stock Rights. The individuals eligible to receive Stock Rights hereunder shall be employees, Directors and Consultants of the Company. It is the Company's intent that the Plan shall be a "broad-based plan" and that, at all times, no more than fifty percent (50%) of the optionees and recipients under the Plan shall be officers or "affiliates" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Company, and that no more than fifty percent (50%) of the Common Stock issued under the Plan shall be issued to such officers or "affiliates" of the Company.

     5.2 Grants of Stock Rights. Subject to the provisions of the Plan, the Committee or the Board shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Stock Rights under the Plan pursuant to Section 5.1 above) to whom Stock Rights will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon), the manner in and conditions under which shares of Restricted Stock shall vest and the time or times at which Stock Rights shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered or to be rendered by the respective individuals to whom Stock Rights may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee and the number of shares of stock subject to such Option. In its authorization of an award of Restricted Stock hereunder, the Committee shall specify the name of the Recipient, the number of shares of Restricted Stock to be awarded and the restrictions to which such Restricted Stock shall be subject. The Committee may grant, at any time, new Stock Rights to an Optionee or a Recipient who previously has received Stock Rights, whether such Stock Rights include prior Stock Rights that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Stock Rights. No individual shall have any claim or right to be granted Stock Rights under the Plan.

     5.3 Restriction on Grant of Stock Options. No more than the maximum number of shares of Common Stock available under the Plan may be made subject to Options granted during a calendar year to any one individual.


                            ARTICLE 6
                 Terms and Conditions of Options

     Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

     6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

     6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, the Beneficiary of the Optionee and the date as of which the Option was granted under this Plan.

     6.3 Vesting. Each Option shall first become exercisable (i.e., vested) with respect to such portions of the shares subject to such Option as are specified in the schedule set forth hereinbelow, except as may be otherwise specified by the Committee:

               (a) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 25% of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

               (b) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 25% of the shares subject to the Option.

               (c) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 25% of the shares subject to the Option.

               (d) Commencing as of the fourth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

               (e) Notwithstanding subsections (a) through (d) above, any Options previously granted to an Optionee shall become immediately vested and exercisable for 100% of the number of shares subject to the Options upon the Optionee's death or becoming Disabled or upon a Change of Control of the Company.

Other than as provided above, if an Optionee ceases to be an employee, Director or Consultant of the Company, his rights with regard to all non-vested Options shall cease immediately.

     6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.

     6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option;

provided, in no event shall any Option be exercisable after ten years from the date the Option is granted. No Option shall be granted hereunder after ten years from the date the Plan is adopted by the Board.

     6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares, or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

     6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by
Section 9.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

     6.8  Medium and Time of Payment.

               (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his Beneficiary as provided in subsection (c) of Section 6.9), shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require) or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; or (C) by a combination of (A) and (B).

               (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, the Optionee must have held such shares as of the date of the payment for at least six months from (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment.
     If the Optionee delivers shares of Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash as provided in subsection (a) above.

               (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) or, if permitted by the Board or the Committee, in shares of Common Stock held for the minimum period of time as specified in Section 6.8 above, an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contribution Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.

     6.9 Effect of Termination of Employment, Disability or Death. Except as provided in subsections (a), (b), (c) and (d) below, no Option shall be exercisable unless the Optionee thereof shall have been an employee, Director or Consultant of the Company from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section and, instead, may provide a different expiration date or dates in an Option Agreement.

               (a) Termination of Employment. In the event an Optionee ceases to be an employee, Director or Consultant of the Company for any reason other than death, Disability or termination by the Company without Cause of the Optionee's service as employee, Director or Consultant of the Company, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option, (iii) the date on which the Optionee ceases to be an employee, Director or Consultant of the Company or (iii) the date on which the Company gives notice to such Optionee of termination of service as employee, Director or Consultant if such service is terminated by the Company for Cause (an Optionee's resignation of such service in anticipation of termination of service by the Company for Cause shall constitute a notice of termination by the Company); rovided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Notwithstanding the foregoing and any provision of subsection (b), in the event that an Optionee's service as employee, Director or Consultant of the Company terminates for a reason other than death or Disability at any time after a Change of Control, the term of all Options of that Optionee shall be extended through the end of the three-month period immediately following the date of such termination. Prior to the earlier of the dates specified in the preceding sentences of this subsection
     (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of service. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of service for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

               (b) Termination of Employment by Company Without Cause. In the event that the Company terminates an Optionee's service as employee, Director or Consultant of the Company without Cause, any Option or unexercised portion thereof granted to him shall terminate and not be exercisable after the earlier of (i) the expiration date of such option or (ii) three months after the date the Optionee ceases to be an employee, Director or Consultant of the Company; provided, the Committee may provide in the Option Agreement that such Option or any unexercisedportion thereof shall terminate sooner. Prior to the earlier of such dates, such option shall be exercisable on the date such Optionee's service is terminated by the Company without Cause.

               (c) Disability. Upon the termination of an Optionee's service as employee, Director or Consultant of the Company due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) one year after the date on which such Optionee ceases to be an employee, Director or Consultant of the Company due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such dates, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's service ceases due to Disability.

               (b) Death. In the event of the death of the Optionee while he is an employee, Director or Consultant of the Company, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

     6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by transfer to a Beneficiary upon the death of the Optionee, and any purported transfer (other than as excepted above) shall be null and void.
During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian or duly appointed attorney-in-fact whom the Committee deems appropriate based on applicable facts and circumstances.

     6.11 Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to shares covered by his Option until the date of issuance of the shares to him and only after the Option Price of such shares is fully paid and the tax withholding amount is paid or withheld. Unless specified in Article 8, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     6.12 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

     6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.


                            ARTICLE 7
         Terms and Conditions of Restricted Stock Awards

     Restriction Agreements and the Restricted Stock awarded under this Plan shall comply with and be subject to the following terms and conditions:

     7.1 Requirement of Restriction Agreement. Upon the grant of Restricted Stock hereunder, the Committee shall prepare (or cause to be prepared) a Restriction Agreement, and shall present such Restriction Agreement to the Recipient. The failure of the Recipient to execute the Restriction Agreement within 30 days after the date of the receipt of same shall render the Restriction Agreement and the underlying award of Restricted Stock null and void ab initio.

     7.2 Effect of Grant of Restricted Stock. An award of Restricted Stock granted under the Plan shall provide the Recipient with immediate rights of ownership in the shares of Common Stock underlying the award, but such shares shall be subject to such restrictions as the Committee shall specify and shall be subject to forfeiture by the Recipient until the earlier of (i) the time such restrictions lapse or are satisfied, or (ii) the time such shares are forfeited.

     7.3 Restricted Stock Recipient and Number of Shares. Each Restriction Agreement shall state the name of the Restricted Stock Recipient and the total number of shares of the Common Stock to which it pertains, the Beneficiary of the Restricted Stock Recipient and the date as of which the Restricted Stock was granted under this Plan.

     7.4  Restrictions on Stock.

               (a) The vesting of complete ownership rights in any Restricted Stock awarded under this Plan shall be subject to such terms and conditions as the Committee may determine in its sole discretion; provided, no Recipient shall be required to pay any consideration in the form of cash or other property as a condition to acquiring the Restricted Stock. A Recipient shall vest and obtain a nonforfeitable interest in the Restricted Stock as of the date that the last of such terms and conditions is satisfied; provided, if such terms and conditions are not satisfied by the deadline, if any, designated by the Committee and specified in the Restriction Agreement, the portion of Restricted Stock still subject to such terms and conditions shall be forfeited and returned to the Company. The Committee, in its sole discretion, may provide for the lapse of the terms and conditions to which Restricted Stock is subject in installments and may provide for different terms and conditions and/or a different restriction period with respect to each award, or any portion of an award, of Restricted Stock.

               (b) In addition to such terms and conditions as the Committee may determine with respect to the vesting of any shares of Restricted Stock, all Restricted Stock shall vest with respect to such portion of each grant of Restricted Stock as is specified in the schedule set forth hereinbelow, except as may otherwise be specified by the Committee.

                         (i)  Commencing as of the first anniversary
          of the date the Restricted Stock is granted, complete ownership rights shall vest (subject to such other terms and conditions as the Committee may determine) in 25% of the Restricted Stock so granted. Prior to said date, none of such Restricted Stock shall be vested.

                         (ii) Commencing as of the second anniversary of the date the Restricted Stock is granted, complete ownership rights shall vest (subject to such other terms and conditions as the Committee may determine) in an additional 25% of the Restricted Stock so granted.

                         (iii)     Commencing as of the third
          anniversary of the date the Restricted Stock is granted, complete ownership rights shall vest (subject to such other terms and conditions as the Committee may determine) in an additional 25% of the Restricted Stock so granted.

                         (iv) Commencing as of the fourth anniversary of the date the Restricted Stock is granted, complete ownership rights shall vest (subject to such other terms and conditions as the Committee may determine) in the remainder of the Restricted Stock so granted.

Notwithstanding (a) and (b) above, 100% of the shares of Restricted Stock previously granted to a Restricted Stock Recipient shall become immediately vested upon a Change of Control or upon a Restricted Stock Recipient's becoming Disabled or upon his death.

     7.5  Delivery of Restricted Stock.

               (a) The Company shall make delivery of the shares of Restricted Stock within a reasonable period of time after execution of a Restriction Agreement; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

               (b) Unless the certificates representing shares of the Restricted Stock are deposited with a custodian pursuant to subsection (c) of this Section, each such certificate shall bear the following legend (in addition to any other restrictive legend required pursuant to Article 9):

          The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the SED International Holdings, Inc. 1999 Stock Option Plan and a Restriction Agreement, dated ___________, ______, between ________________________ and SED International Holdings, Inc. The Plan and Restriction Agreement are on file in the office of the Secretary of SED International Holdings, Inc. Such legend shall be removed from any certificate evidencing such shares of Restricted Stock as of the date that such shares become nonforfeitable.

     Such legend shall be removed from any certificate evidencing such shares of Restricted Stock as of the date that such shares become nonforfeitable.

               (c)  As an alternative to delivering a stock
     certificate to the Recipient pursuant to subsection (b) of this Section, any certificate evidencing Restricted Stock may be deposited by the Company with a custodian to be designated by the Committee. The Company shall cause the custodian to issue to the Recipient a receipt for any Restricted Stock deposited with it in accordance with this subsection. Such custodian shall hold the deposited certificates and deliver the same to the Recipient in whose name the shares of Restricted Stock evidenced thereby are registered only after such shares become nonforfeitable.

               (d) A Recipient shall pay in cash (or have withheld from his normal pay) or, if permitted by the Board or the Committee, in shares of Common Stock held for the minimum period of time as specified in Section 6.8(b) hereof, an amount equal to the amount, if any, which the Company is required at any time to withhold under the income tax or Federal Insurance Contributions Act tax withholding provisions of the Code, of the income tax laws of the state of the Recipient's residence, and any other applicable law.

     7.6 Termination of Service. Except as otherwise determined by the Committee and set forth in a Restriction Agreement, in the event that the service as employee, Director or Consultant of the Company of a Recipient to whom Restricted Stock has been granted is terminated for any reason (including retirement of the Recipient or a termination by the Company whether or not for Cause) other than a Change of Control, or the Disability or death of the Recipient, before satisfaction of the terms and conditions to which the Restricted Stock is subject, all shares of Restricted Stock still subject to restriction shall be forfeited and shall be reacquired by the Company.

     7.7 Restrictions on Transfer. No shares of Restricted Stock shall be assignable or transferable by the Recipient, except by transfer to a Beneficiary upon the death of the Recipient, while such shares are still subject to restriction, and any purported transfer (other than as excepted above) shall be null and void.

     7.8 Rights as a Stockholder. Upon delivery of Restricted Stock to the Recipient (or the custodian, if any), the Recipient shall, except as otherwise set forth in this Article and in the Restriction Agreement, have all of the rights of a stockholder with respect to the Restricted Stock, including the right to vote the shares of Restricted Stock and receive all dividends or other distributions paid or made with respect to the Restricted Stock. Until such delivery, the Recipient shall have no rights as a stockholder.

     7.9 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Restricted Stock previously granted under this Plan.

     7.10 Restrictions on Grants. No Restricted Stock shall be granted hereunder after ten years from the date the Plan is adopted by the Board.


                            ARTICLE 8
            Adjustments Upon Changes in Capitalization

     8.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

               (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Stock Rights under the Plan.

               (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

               (c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining stockholders entitled to receive or exercise such rights or warrants.

     8.2 Reorganization. Subject to any required action by the stockholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, the Committee, in its discretion, may declare that:

               (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

               (b) any or all outstanding Stock Rights granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

               (c) any or all Stock Rights granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees and/or Recipients to whom such Stock Rights have been granted.

     8.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the stockholders of the Company, the Committee shall give each Optionee and Recipient written notice of such event at least ten days prior to its effective date, and the rights of all Optionees and Recipients shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

     8.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Stock Rights pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.


                            ARTICLE 9
  Agreement by Optionee or Recipient and Securities Registration

     9.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Stock Rights shall be granted to any Optionee or Recipient, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee or Recipient (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee or Recipient shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee or Recipient did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or Restricted Stock or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

     The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Company. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares,
     (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee be recognized as the owner thereof by the Company.

If the Common Stock is (A) held by an Optionee or Recipient who is not an "affiliate," as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an "affiliate," or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 9.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

     9.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Stock Rights have been granted hereunder, then the Company shall take such action at its own expense before or, if appropriate and upon the advice of legal counsel, after delivery of the certificates representing such shares to an Optionee or Recipient. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on The Nasdaq National Market at the time of the exercise of any Option or the vesting of any shares of Restricted Stock, the Company shall make prompt application at its own expense for the listing on such stock exchange or The Nasdaq National Market of the shares of Common Stock to be issued.


                            ARTICLE 10
                          Effective Date

     The Plan shall be effective as of the Effective Date, and no Stock Rights shall be granted hereunder prior to said date.


                            ARTICLE 11
                    Amendment and Termination

     11.1 Amendment and Termination By the Board.  Subject to Section
11.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

     11.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 11.1 above, no addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees or Recipients who have outstanding Stock Rights, without the consent of such Optionees or Recipients.


                            ARTICLE 12
                     Miscellaneous Provisions

     12.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Stock Rights granted hereunder will be used for general corporate purposes.

     12.2 Notices. All notices or other communications by an Optionee or Recipient to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

     12.3 Term of Plan. Subject to the terms of Article 11, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Stock Right, or (ii) the last date upon which Options may be granted hereunder.

     12.4 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

     12.5 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable. The Restriction Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the complete ownership of Restricted Stock, as the Committee shall deem advisable.

     12.6 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, or between a Restriction Agreement and the Plan, the Plan shall control.

     12.7 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

     12.8 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

     12.9 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

     12.10     No Rights to Employment or to Perform Services.
Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to employment with the Company, or to perform services for the Company.

     12.11 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

         ADOPTED BY BOARD OF DIRECTORS ON JULY 20, 1999.

             NOT TO BE SUBMITTED FOR SHAREHOLDER VOTE
              NONQUALIFIED STOCK OPTION NO. ________

                SED INTERNATIONAL HOLDINGS, INC.
                     1999 STOCK OPTION PLAN

               NONQUALIFIED STOCK OPTION AGREEMENT


     This Nonqualified Stock Option Agreement (the "Agreement") is entered into as of the ____ day of ___________________, ________, by and between SED International Holdings, Inc. (the "Company") and
______________________________________   ("Optionee").


                       W I T N E S S E T H:

     WHEREAS, the Company (which term as used herein shall include any parent or subsidiary of the Company) has adopted the SED International Holdings, Inc. 1999 Stock Option Plan (the "Plan") which is administered by a committee appointed by the Board of Directors of SED International Holdings, Inc. (the "Committee"); and

     WHEREAS, effective as of _________________,   ________, the
Committee granted to Optionee a nonqualified stock option under, and in accordance with, the terms of the Plan to reward Optionee for his efforts on behalf of the Company and to encourage his continued loyalty and diligence; and

     WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Optionee, the parties hereto have set forth the terms of such option in writing in this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1.   Grant of Option.  Effective as of _________________,
________, the Committee granted Optionee a nonqualified stock option under the Plan. Under that option and subject to the terms and conditions set forth herein, Optionee shall have the right to purchase ________ shares of the $.01 par value common stock of SED
International Holdings, Inc. (the "Common Stock"); such ________ shares hereinafter are referred to as the "Optioned Shares", and this option hereinafter is referred to as the "Option".

     2.   Option Price.  The price per share for each of the Optioned
Shares shall be $________________   (the "Option Price"), which is not
less than 100% of the per share Fair Market Value of the Optioned
Shares on the date of grant specified above.

     3.   Exercise of Option.

          (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the Option and the number of Optioned Shares that are being exercised.

          (b) Beginning of Exercise Period. The Option first shall become exercisable (i.e., vested) according to the following schedule; provided, if Optionee ceases to be an employee, Director or Consultant of the Company, his rights with regard to all nonvested Options under this schedule shall cease immediately:

                   [Describe meeting schedule]

Notwithstanding the foregoing, the Option shall become 100% vested immediately upon the death or Disability of Optionee or upon a Change of Control.

          (c) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining shares subject to the Option, if less than 100 shares.

     4. Termination of Option. Notwithstanding any provisions to the contrary herein, the Option shall not be exercisable either in whole or in part after the earliest of:

          (a)  Ten years from the date of grant;

          (b) The date that is immediately prior to the first anniversary of the date on which Optionee dies while in the service of the Company as an employee, Director or Consultant;

          (c) The date of expiration of the one-year period that begins on the date on which Optionee ceases to be an employee, Director or Consultant of the Company due to Disability;

          (d) The date of expiration of the three-month period that begins on the date on which Optionee ceases to be an employee, Director or Consultant of the Company for any reason other than death or Disability;

          (e) The date on which the Company gives notice (or is deemed to have given notice) to Optionee of his termination of service as an employee, Director or Consultant for Cause, all as described in
Section 6.9(a) of the Plan.

          (f) Such other earlier date as may be required under the terms of the Plan.

     5. Option Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution except by transfer to a Beneficiary upon the death of the Optionee, and any purported transfer (other than as excepted above) shall be null and void. During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the legal guardian of his property or his duly appointed attorney-in-fact), and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option.

     6. Death of Optionee and Transfer of Option. In the event of the death of Optionee while in the service of the Company as an employee, Director or Consultant, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's Beneficiary at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such Beneficiary was Optionee herein. The Optionee agrees that the following individual shall initially be his Beneficiary:

     Name:     ______________________________________
     Address:  ______________________________________
               ______________________________________
               ______________________________________

Any subsequent modification of the Optionee's Beneficiary shall be made pursuant to the terms and provisions of the Plan.

     7.   Medium and Time of Payment of Option Price.

          (a) General. The Option Price shall be payable by Optionee (or his Beneficiary in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash, in shares of the Common
Stock, or any combination thereof.

          (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of the Common Stock, the following conditions shall apply:

                    (i) Optionee shall deliver to the Secretary of the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require);

                    (ii) Optionee must have held any shares of the Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

                    (iii) Such shares shall be valued on the basis of the Fair Market Value of the Common Stock on the date of exercise pursuant to the terms of the Plan; and

                    (iv) The value of such Common Stock shall be less than or equal to the Option Price. If Optionee delivers Common Stock with a value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in a form allowed under subsection (a) above.

In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) or, if permitted by the Board or the Committee, in shares of Common Stock held for the minimum period of time as specified in Section 6.8 of the Plan an amount equal to, the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Internal Revenue Code of 1986, as amended, and of the income tax laws of the state of Optionee's residence.

     8. Agreement of Optionee. Optionee acknowledges that he has read Section 9 of the Plan and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (including restrictions on resale applicable to "affiliates" under Rule 144 of the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of the Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain.

     9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of the Option and the receipt by the Company of full payment therefor, as well as full payment of amounts required to be withheld by the Company for income tax and FICA purposes, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

     10. Notices. All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

     If to the Company:

          SED International Holdings, Inc.
          Attention: Corporate Secretary
          4916 North Royal Atlanta Drive
          Tucker, Georgia  30085

     If to Optionee:

          __________________________
          __________________________
          __________________________
          __________________________

Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

     11. Other Terms and Conditions. In addition to the terms and conditions set forth herein, the Option is subject to and governed by the other terms and conditions set forth in the Plan, which is hereby incorporated by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control.

     12.  Miscellaneous.

          (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the service of the Company or to interfere in any way with the right of the Company to terminate Optionee's service with the Company as an employee, Director or Consultant at any time.

          (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a stockholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

          (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

          (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

          (e) This Agreement, together with the Plan, contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein, in the Plan.

          (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

          (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

          (h) All capitalized terms in this Agreement shall be construed in accordance with their defined terms under the Plan.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


                         SED INTERNATIONAL HOLDINGS, INC.

                         By:______________________________________

                         Title:___________________________________



                         OPTIONEE:

                         __________________________________________
                         Signature

                         __________________________________________
                         Print or type name

                            EXHIBIT A

                 SED INTERNATIONAL HOLDINGS, INC.
                     1999 STOCK OPTION PLAN

    NOTICE OF EXERCISE FOR NONQUALIFIED STOCK OPTION AGREEMENT


     This Notice of Exercise is given pursuant to the terms of the Nonqualified Stock Option Agreement, dated __________________, _______, between SED International Holdings, Inc. (the "Company") and the undersigned Optionee (the "Agreement"), which Agreement represents Nonqualified Stock Option No. ________ and which is made a part hereof and incorporated herein by reference.

     EXERCISE OF OPTION. Optionee hereby exercises his option to purchase _______ of his Optioned Shares. Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consists of: [COMPLETE ONLY ONE]

          [ ]     cash in the total amount of $________________.

          [ ]     ________ shares of the Company's Common Stock.

          [ ]     cash in the total amount of $_________________  and
                  _________ shares of the Company's Common Stock.

     ACKNOWLEDGMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144), all as described in Section 9 of the Plan, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

     Executed this ______ day of _________________,   _________.

                         OPTIONEE:

                         _______________________________________

                         _______________________________________
                         Print or Type Name


     The Company hereby acknowledges receipt of this Notice of
Exercise and receipt of payment in the form and amount indicated
above, all on this ______ day of ____________________,
________.

                         SED INTERNATIONAL HOLDINGS, INC.

                         By:_____________________________________

                         Title:__________________________________

                                  RESTRICTION AGREEMENT NO.  ____


                 SED INTERNATIONAL HOLDINGS, INC.
                      1999 STOCK OPTION PLAN

                       RESTRICTION AGREEMENT


     This Restriction Agreement (the "Agreement") is entered into as of the _________ day of ________________, ____, by and between SED
International Holdings, Inc. (the "Company") and ________________________________________ ("Recipient").


                       W I T N E S S E T H:

     WHEREAS, the Company (which term as used herein shall include any parent or subsidiary of the Company) has adopted the SED International Holdings, Inc. 1999 Stock Option Plan (the "Plan") which is administered by a Committee appointed by the Board of Directors of SED International Holdings, Inc. (the "Committee"); and

     WHEREAS, effective as of  ____________________, _____, the
Committee granted to Recipient an award of restricted stock under, and in accordance with, the terms of the Plan to reward Recipient for his efforts on behalf of the Company and to encourage his continued loyalty and diligence; and

     WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Recipient, the parties hereto have set forth the terms of such award in writing in this Agreement;

     NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Grant of Award.  Effective as of ___________________, _____,
the Committee granted to Recipient an Award of _____________________ shares of the $.01 par value common stock of SED International
Holdings, Inc. to Recipient, which Award is hereinafter referred to as the "Restricted Shares."

     2.   Vesting Restrictions.   The Restricted Shares shall be
subject to the following vesting restrictions; provided, if Recipient ceases to be an employee, Director or Consultant of the Company, his rights with respect to all nonvested Restricted
Shares under this schedule shall cease immediately:

                   [Describe vesting schedule]

Notwithstanding the foregoing, the Restricted Shares shall become 100% vested and nonforfeitable immediately upon the death or Disability of Recipient or upon a Change of Control of the Company.

     3. Restrictions on Transfer. Restricted Shares shall not be transferred or assignable by the Recipient, except by transfer to a Beneficiary on the death of the Recipient, and any purported transfer (other than as excepted above) shall be null and void. The
Recipient agrees that the following individual shall initially be his
Beneficiary:

          Name:     _______________________________
          Address:  _______________________________
                    _______________________________
                    _______________________________

Any subsequent modifications of the Recipient's Beneficiary shall be made pursuant to the terms and provisions of the Plan.

     4. Agreement of Recipient. Recipient acknowledges that Recipient has read the Plan and understands that certain restrictions may apply with respect to the Restricted Shares acquired by Recipient pursuant to the Award. Specifically, Recipient acknowledges that, to the extent Recipient is an "affiliate" of the Company , as that term is defined by the Securities Act of 1933 (the "1933 Act"), the Restricted Shares acquired by Recipient as a result of the Award are subject to, and the certificate or certificates, if any, representing the Restricted Shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule
144). Recipient hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain. Recipient further acknowledges that the securities represented by the Award have been registered under the 1933 Act and all applicable state securities acts.

     5.   Execution of Agreement; Issuance of Restricted Stock.
Recipient shall execute the Agreement within 30 days after receipt of same or the Agreement and the Award shall be null and void ab initio. Within a reasonable time after the date of execution of the Agreement, the Company shall cause the Restricted Shares to be issued to Recipient.

     6. Withholding. Recipient shall pay in cash (or have withheld from his normal pay) or, if permitted by the Board or the Committee, in shares of Common Stock held for the minimum period of time as specified in Section 6.8 of the Plan an amount equal to the amount, if any, which the Company is required at any time to withhold under such tax withholding requirements, which is sufficient to fully satisfy the tax withholding requirements of the Internal Revenue Code of 1986, as amended, and of any applicable state or local tax laws.

     7. Other Terms and Conditions. In addition to the terms and conditions set forth herein, the Award is subject to and governed by the terms and conditions set forth in the Plan, each of which is hereby incorporated by reference. In the event of any conflict between the provisions of the Agreement and the Plan, the Plan shall control.

     8. Notices. All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

     If to the Company:

          SED International Holdings, Inc.
          Attention: Corporate Secretary
          4916 North Royal Atlanta Drive
          Tucker, Georgia  30085

     If to Recipient:

          __________________________
          __________________________
          __________________________
          __________________________

Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

     9.   Miscellaneous.

               (a) Limitation of Rights. The granting of the Award and the execution of the Agreement shall not give Recipient any rights to similar grants in future years or any right to be retained in the employ or service of the Company or to interfere in any way with the right of the Company to terminate Recipient's employment or services at any time.

               (b) Voting Rights and Dividends. Upon issuance of the Restricted Shares, Recipient shall have the rights of a shareholder to vote the Restricted Shares and to receive all dividends or other distributions paid or made with respect to such Restricted Shares.

               (c) Severability. If any term, provision, covenant or restriction contained in the Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in the Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated.

               (d) Controlling Law. The Agreement shall be construed and enforced in accordance with the laws of Georgia.

               (e) Construction. The Agreement, together with the Plan, contains the entire understanding between the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein other than in the Plan.

               (f) Headings. Section and other headings contained in the Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of the Agreement or any provision hereof.

     IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date first above written.



                         SED INTERNATIONAL HOLDINGS, INC.

                         By:_____________________________________
                         Title: _________________________________





                         RECIPIENT

                         _________________________________________
                         Signature

                         _________________________________________
                         Print or Type Name